                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 24, 1997



                       JONES CABLE INCOME FUND 1-B, LTD.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



            Colorado                  0-14906                84-1010417
            --------                  -------                ----------
    (State of Organization)      (Commission File No.)     (IRS Employer
                                                         Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309             (303) 792-3111
---------------------------------------------------       --------------
(Address of principal executive office and Zip Code        (Registrant's
                                                           telephone no.
                                                         including area code)

Item 2.     Disposition of Assets
            ---------------------

          On January 24, 1997, Jones Cable Income Fund 1-B/C Venture, a Colorado general partnership (the "Venture"), sold substantially all of the assets, property and business of the Venture relating to the cable television systems serving subscribers in the cities of Broomfield and Brighton, the town of Lochbuie, and portions of unincorporated Adams, Boulder and Weld Counties, all in the State of Colorado, (the "Systems") to Tele-Vue Systems, Inc., an affiliate of Tele-Communications, Inc. (the "Purchaser"), for a sales price of $35,000,000, subject to customary closing adjustments. The Purchaser is not affiliated with the Venture or with Jones Intercable, Inc. Jones Cable Income Fund 1-B, Ltd. (the "Partnership") and Jones Cable Income Fund 1-C, Ltd. ("Fund 1-C"), both Colorado limited partnerships, are the partners in the Venture, owning a 40 percent and a 60 percent interest, respectively. The Venture will distribute, prior to the end of February 1997, approximately $15,000,000 to the Partnership and Fund 1-C, which amount represents the net sale proceeds following the Venture's repayment of a portion of its credit facility. The Partnership will receive $5,965,360 in such distribution and will, in turn, distribute such amount (approximately $142 per each $1,000 invested in the Partnership) of the net sale proceeds to the limited partners of the Partnership. Because the distribution to the limited partners of the Partnership will not return the amount initially contributed by the limited partners to the Partnership plus the preferred distribution provided under the Partnership's limited partnership agreement, the general partner of the Partnership will not receive a distribution from the sale proceeds. The Jones Group, Ltd., a subsidiary of Jones Intercable, Inc., the general partner of the Partnership, received a brokerage fee from the Venture of $875,000, representing
2.5 percent of the sales price, for acting as a broker in this transaction. Because the sale of the Systems did not represent a sale of all or substantially all of the Partnership's assets, no vote of the limited partners of the Partnership was required to approve this sale.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

      b.    Pro Forma Financial Statements of Jones Cable Income Fund 1-B,
Ltd. and Jones Cable Income Fund 1-B/C Venture reflecting the disposition of the Systems are attached hereto.

      c.    Exhibits.
            --------

            2.1 Asset Purchase Agreement dated September 13, 1996 between Jones Cable Income Fund 1-B/C Venture and Tele-Vue Systems, Inc. is incorporated by reference from the Registrant's Current Report on Form 8-K dated September 26, 1996.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JONES CABLE INCOME
                                      FUND 1-B, LTD.
                                      By  Jones Intercable, Inc.,
                                          General Partner


Dated:  February 6, 1997                  By: /s/ Elizabeth M. Steele
                                              -----------------------
                                              Elizabeth M. Steele
                                              Vice President

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                     OF JONES CABLE INCOME FUND 1-B, LTD.



     The following unaudited pro forma balance sheet assumes that as of September 30, 1996, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving areas in and around the cities of Broomfield and Brighton, the town of Lochbuie and Adams, Boulder and Weld
Counties, all in the State of Colorado (the "Systems") for $35,000,000.    Jones
Cable Income Fund 1-B, Ltd. (the "Partnership") and Jones Cable Income Fund 1-C, Ltd. ("Fund 1-C"), are the partners in the Venture. The funds available to the Venture, adjusting for the estimated net closing adjustments of the Systems, are expected to total approximately $35,117,019. Such funds will be used to repay indebtedness of the Venture, and $15,000,000 will be distributed to the partners of the Venture. The Partnership will then distribute $5,965,360 to the limited partners of the Partnership. The unaudited pro forma statements of operations assume that the Systems were sold as of January 1, 1995.

     The Partnership will continue to own a 40 percent interest in the Venture.

     The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1996 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                       JONES CABLE INCOME FUND 1-B, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 1996

                                                                         Pro Forma      Pro Forma
                                                       As Reported      Adjustments      Balance
                                                       ------------     -----------     ---------

ASSETS
Cash and cash equivalents                              $          -   $           -   $         -
Trade receivables, net                                            -               -             -
Investment in cable television properties:
  Property, plant and equipment, net                              -               -             -
  Intangibles, net                                                -               -             -
  Investment in cable television joint venture            1,444,486         381,253     1,825,739
                                                          ---------     -----------     ---------
    Total investment in cable television properties       1,444,486         381,253     1,825,739
Deposits, prepaid expenses and deferred charges                   -               -             -
                                                          ---------     -----------     ---------

Total assets                                           $  1,444,486   $     381,253   $ 1,825,739
                                                          =========     ===========     =========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                 $          -   $           -   $         -
  Accounts payable - General Partner                              -               -             -
  Accrued liabilities                                        69,626               -        69,626
  Subscriber prepayments                                          -               -             -
                                                          ---------     -----------     ---------

Total liabilities                                            69,626               -        69,626
                                                          ---------     -----------     ---------

Partners' capital                                         1,374,860         381,253     1,756,113
                                                          ---------     -----------     ---------

  Total liabilities and partners' capital              $  1,444,486   $     381,253   $ 1,825,739
                                                          =========     ===========     =========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                       JONES CABLE INCOME FUND 1-B, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995



                                                                     Pro Forma         Pro Forma
                                                  As Reported       Adjustments         Balance
                                                 -------------      -----------       -----------

REVENUES                                         $   4,920,983      $         -      $  4,920,983
COSTS AND EXPENSES:
  Operating expenses                                 2,941,756                -         2,941,756
  Management fees and allocated overhead from
    General Partner                                    607,001                -           607,001
  Depreciation and amortization                      1,335,945                -         1,335,945
                                                    ----------       ----------       -----------

OPERATING INCOME                                        36,281                -            36,281
                                                    ----------       ----------       -----------

OTHER INCOME (EXPENSES):
  Interest expense                                    (524,050)               -          (524,050)
  Other, net                                             1,446                -             1,446
                                                    ----------       ----------       -----------

    Total other income (expense), net                 (522,604)               -          (522,604)
                                                    ----------       ----------       -----------

LOSS BEFORE EQUITY IN NET
     LOSS OF CABLE TELEVISION
     JOINT VENTURE                               $    (486,323)               -          (486,323)

EQUITY IN NET LOSS OF
     CABLE TELEVISION JOINT VENTURE                 (1,738,404)         662,868        (1,075,536)

NET LOSS                                         $  (2,224,727)     $   662,868      $ (1,561,859)
                                                    ==========       ==========       ===========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                       JONES CABLE INCOME FUND 1-B, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996



                                                                     Pro Forma         Pro Forma
                                                  As Reported       Adjustments         Balance
                                                 ------------       -----------       -----------

REVENUES                                         $     862,911      $         -     $     862,911
COSTS AND EXPENSES:
  Operating expenses                                   730,908                -           730,908
  Management fees and allocated overhead from
    General Partner                                    106,575                -           106,575
  Depreciation and amortization                        227,488                -           227,488
                                                    ----------      -----------        ----------

OPERATING LOSS                                        (202,060)               -          (202,060)

OTHER INCOME (EXPENSES):
  Interest expense                                    (123,888)               -          (123,888)
  Gain on sale of cable television system           11,122,663                -        11,122,663
 Other, net                                            135,637                -           135,637
                                                    ----------      -----------        ----------

    Total other income (expense), net               11,134,412                -        11,134,412
                                                    ----------      -----------        ----------

INCOME BEFORE EQUITY IN NET
     LOSS OF CABLE TELEVISION
     JOINT VENTURE                               $  10,932,352                -        10,932,352

EQUITY IN NET LOSS OF CABLE
     TELEVISION JOINT VENTURE                         (903,573)         381,253          (522,320)

NET INCOME                                       $  10,028,779      $   381,253     $  10,410,032
                                                    ==========       ==========        ==========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                       JONES CABLE INCOME FUND 1-B, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the Systems and the resulting estimated proceeds expected to be received by the Partnership.

     2) The unaudited pro forma balance sheet assumes that the Venture had sold the Systems for $35,000,000 as of September 30, 1996. The unaudited statements of operations assume that the Venture had sold the Systems as of January 1, 1995.

     3) The estimated gain recognized from the sale of the Systems and corresponding estimated distribution to limited partners as of September 30, 1996 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                                                          $ 35,000,000
Less:  Net book value of investment in cable television properties
       at September 30, 1996                                                    14,926,468
                                                                               -----------

Gain on sale of assets                                                        $ 20,073,532
                                                                               ===========

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                          $ 35,000,000
Working capital adjustment:
Add:   Current assets                                                              275,806
Less:  Current liabilities                                                        (158,787)
                                                                               -----------

Adjusted cash received by the Venture                                           35,117,019

Less:  Repayment of outstanding debt to third parties                          (19,242,019)
       Payment of brokerage fee                                                   (875,000)

Cash available for distribution                                               $ 15,000,000
                                                                               ===========

Distribution to the Partnership                                               $  5,965,360
                                                                               ===========
Distribution to Fund 1-C                                                      $  9,034,640
                                                                               ===========

     4) The pro forma statements of operations reflect the sale of the Systems and the repayment of approximately $19,242,019 of debt with proceeds of such sale. The Partnership will continue to own a 40 percent interest in the Venture.

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                   OF JONES CABLE INCOME FUND 1-B/C VENTURE



     The following unaudited pro forma balance sheet assumes that as of September 30, 1996, Jones Cable Income Fund 1-B/C Venture (the "Venture") had sold the cable television system serving areas in and around the cities of Broomfield and Brighton, the town of Lochbuie and Adams, Boulder and Weld
Counties, all in the State of Colorado (the "Systems") for $35,000,000.    Jones
Cable Income Fund 1-B, Ltd. ("Fund 1-B") and Jones Cable Income Fund 1-C, Ltd. ("Fund 1-C"), are the partners in the Venture. The funds available to the Venture, adjusting for the estimated net closing adjustments of the Systems, are expected to total approximately $35,117,019. Such funds will be used to repay indebtedness of the Venture, and $15,000,000 will be distributed to the partners of the Venture. Fund 1-B and Fund 1-C will then distribute $5,965,360 and $9,034,640, respectively, to their limited partners. The unaudited pro forma statements of operations assume that the Systems were sold as of January 1, 1995.

     The Venture will continue to own the cable television systems serving areas in and around Lake County, California; Myrtle Creek, Oregon; South Sioux City, Nebraska; and Three Rivers and Watervliet, Michigan.

     The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1996 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

                       UNAUDITED PRO FORMA BALANCE SHEET
                               September 30, 1996

                                                                           Pro Forma        Pro Forma
                                                        As Reported       Adjustments        Balance
                                                       -------------     -------------     -----------

ASSETS
Cash and cash equivalents                              $     321,486    $      (6,034)    $    315,443
Trade receivables, net                                       510,767         (137,889)         372,868
Investment in cable television properties:
  Property, plant and equipment, net                      33,242,302      (12,187,772)      21,054,530
  Intangibles, net                                        13,407,278       (2,783,270)      10,624,008
                                                          ----------     ------------      -----------

    Total investment in cable television properties       46,649,580      (14,971,042)      31,678,538
Deposits, prepaid expenses and deferred charges              382,060          (52,981)         329,079
                                                          ----------     ------------      -----------

Total assets                                           $  47,863,893    $ (15,167,965)    $ 32,695,928
                                                          ==========     ============      ===========

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                 $  43,060,394    $ (19,248,392)    $ 23,812,002
  Accrued liabilities                                      1,020,853         (315,122)         705,731
  Subscriber prepayments                                     254,750          (47,911)         206,839
                                                          ----------     ------------      -----------

Total liabilities                                         44,335,997      (19,611,425)      24,724,572
                                                          ----------     ------------      -----------

Partners' capital                                          3,527,896        4,443,460        7,971,356
                                                          ----------     ------------      -----------

     Total liabilities and partners' capital           $  47,863,893    $ (15,167,965)    $ 32,695,928
                                                          ==========     ============      ===========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995



                                                                     Pro Forma        Pro Forma
                                                  As Reported       Adjustments        Balance
                                                 --------------     ------------     -----------

REVENUES                                         $  22,867,228   $   (6,896,065)  $  15,971,163
COSTS AND EXPENSES:
  Operating expenses                                12,349,907       (3,870,617)      8,479,290
  Management fees and allocated overhead from
    General Partner                                  2,810,905         (838,249)      1,972,656
  Depreciation and amortization                      8,951,345       (2,433,721)      6,517,624
                                                    ----------      -----------      ----------

OPERATING LOSS                                      (1,244,929)         246,522        (998,407)
                                                    ----------      -----------      ----------

OTHER INCOME (EXPENSES):
  Interest expense                                  (3,391,355)       1,420,531      (1,970,824)
  Other, net                                           265,139             (299)        264,840
                                                    ----------      -----------      ----------

    Total other income (expense), net               (3,126,216)       1,420,232      (1,705,984)
                                                    ----------      -----------      ----------

NET LOSS                                         $  (4,371,145)  $    1,666,754   $  (2,704,391)
                                                    ==========      ===========      ==========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1996



                                                                     Pro Forma        Pro Forma
                                                  As Reported       Adjustments        Balance
                                                 --------------     ------------     -----------

REVENUES                                         $  18,318,617   $   (5,635,637)  $  12,682,980
COSTS AND EXPENSES:
  Operating expenses                                10,166,199       (3,215,344)      6,950,855
  Management fees and allocated overhead from
    General Partner                                  2,084,393         (629,440)      1,454,953
  Depreciation and amortization                      6,013,447       (1,718,122)      4,295,325
                                                    ----------      -----------      ----------

OPERATING INCOME                                        54,578          (72,731)        (18,153)

OTHER INCOME (EXPENSES):
  Interest expense                                  (2,331,270)       1,019,202      (1,312,068)
  Other, net                                             4,695           12,173          16,868
                                                    ----------      -----------      ----------

    Total other income (expense), net               (2,326,575)       1,031,375      (1,295,200)
                                                    ----------      -----------      ----------

NET LOSS                                         $  (2,271,997)  $      958,644   $  (1,313,353)
                                                    ==========      ===========      ==========




     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                     JONES CABLE INCOME FUND 1-B/C VENTURE

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     1) The following calculations present the sale of the Systems and the resulting estimated proceeds expected to be received by the Venture.

     2) The unaudited pro forma balance sheet assumes that the Venture had sold the Systems for $35,000,000 as of September 30, 1996. The unaudited statements of operations assume that the Venture had sold the Systems as of January 1, 1995.

     3) The estimated gain recognized from the sale of the Systems and corresponding estimated distribution to limited partners as of September 30, 1996 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price                                                     $  35,000,000
Less:  Net book value of investment in cable television properties
       at September 30, 1996                                                14,926,468
                                                                           -----------

Gain on sale of assets                                                   $  20,073,532
                                                                           ===========

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                                     $  35,000,000
Working capital adjustment:
Add:  Current assets                                                           275,806
Less: Current liabilities                                                     (158,787)
                                                                           -----------

Adjusted cash received by the Venture                                       35,117,019

Less:  Repayment of outstanding debt to third parties                    $ (19,242,019)
       Payment of brokerage fee                                               (875,000)

Cash available for distribution                                          $  15,000,000
                                                                           ===========

Distribution to Fund 1-B                                                 $   5,965,360
                                                                           ===========
Distribution to Fund 1-C                                                 $   9,034,640
                                                                           ===========

     4) The pro forma statements of operations reflect the sale of the Systems and the repayment of approximately $19,242,019 of debt with proceeds of such sale. The Venture will continue to own the cable television systems serving areas in and around Lacke County, California; Myrtle Creek, Oregon; South Sioux City, Nebraska; and Three Rivers and Watervliet, Michigan.